UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 14, 2020

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01           Regulation FD Disclosure

On April 15, 2020, Six Flags Entertainment Corporation (the “Company”) issued a press release announcing that Six Flags Theme Parks Inc. (“SFTP”), an indirect wholly owned subsidiary of the Company, is seeking to issue up to an aggregate of $665.0 million in a private offering of senior secured notes (the “Notes”). The Notes will be guaranteed on a senior secured basis by the Company, Six Flags Operations Inc. (“SFO”), and each of the current and future wholly-owned domestic restricted subsidiaries of SFTP that guarantee or will guarantee SFTP’s existing Credit Facility (as defined herein). A copy of the press release relating to the notes offering is furnished as Exhibit 99.1 hereto.

The Company intends to use a portion of the net proceeds from the Notes offering to repay short-term borrowings under its revolving credit facility, which it incurred prior to this offering together with cash on hand to prepay at par approximately $315.0 million of the outstanding borrowings under its existing Tranche B term loan facility (the “Term Loan B”). The remaining net proceeds will be used for general corporate matters and working capital purposes and transaction expenses.

The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company.

On April 15, 2020, the Company announced certain modifications to the offer price in its annual offer to purchase outstanding units of the partnerships that own Six Flags Over Texas, Six Flags Over Georgia and Six Flags White Water Atlanta. Over the past five years, the partners have tendered to the Company an average of less than $1 million worth of units per year. The remaining redeemable units of approximately 69.0% and 46.8% of the Georgia limited partner and Texas limited partner, respectively, represent a current redemption value for the limited partnership units of approximately $529.3 million. The announcement is included in the press release furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01           Other Events

On April 14, 2020, SFTP received sufficient consents from the continuing lenders under its second amended and restated credit facility entered into on April 17, 2019, as subsequently amended (the “Credit Facility”) after giving effect to the repayment of a portion of the Term Loan B to amend the Credit Facility (the “Amendment”) substantially concurrently with the closing of the offering of the Notes to, among other things, (i) permit the issuance of the Notes, including specifically, permitting the Notes to mature inside the Term Loan B, (ii) suspend the senior secured leverage ratio financial maintenance covenant in the Credit Facility through the end of 2020, (iii) re-establish the financial maintenance covenant thereafter (provided that for each quarter in 2021 that such covenant is tested, SFTP will be permitted to use its quarterly Borrower Consolidated Adjusted EBITDA (as defined in the credit agreement governing the Credit Facility) from the second, third and fourth quarters of 2019 in lieu of the actual Borrower Consolidated Adjusted EBITDA for the corresponding quarters of 2020) and (iv) add a minimum liquidity covenant that will apply from the date of the Amendment through December 31, 2021. The modifications to the financial covenant and other provisions in the Credit Facility pursuant to the Amendment shall be in effect from the date of the Amendment until the earlier of the delivery of the compliance certificate for the fourth quarter of 2021 and the date on which SFTP, in its sole discretion, elects to calculate its compliance with the financial maintenance covenant by using its actual Borrower Consolidated Adjusted EBITDA instead of the 2019 figures as outlined above.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact could be deemed forward-looking. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, (i) the adequacy of cash flows from operations, available cash and available amounts under our credit facilities to meet our future liquidity needs, particularly during extended periods of time in which we cannot open or operate our parks, such as during the coronavirus (COVID-19) global pandemic, any other public health threat or perceived threat or following any natural disaster, (ii) our plans and ability to roll out our capital enhancements and planned initiatives in a timely and cost effective manner, (iii) our ability to improve operating results by adopting and implementing a new strategic plan, including strategic cost reductions and organizational and personnel changes, without adversely affecting our business, (iv) our dividend policy and ability and plans to pay dividends on our common stock and to repurchase common stock, including the short- and long-term effects of our dividend policy (v) our planned capital expenditures for 2020 and beyond, (vi) our marketing strategy, (vii) our ongoing compliance with laws and regulations, and the effect of and cost and timing of compliance with newly enacted laws, regulations and accounting policies, (viii) our ability to use cash flow from operations to satisfy our obligations with respect to the partnership parks or our expectations regarding the partnership park units tendered to us, (ix) our ability to realize profitable future growth and to execute and deliver on our strategic initiatives, (x) our expectations regarding uncertain tax positions, (xi) our expectations regarding our deferred revenue growth, (xii) our operations and results of operations and expected future operational and financial performance and ability to achieve stated performance targets and metrics, including Adjusted EBITDA, (xiii) our objectives regarding recruitment to and composition of our board of directors, (xiv) our ability to identify a new chief financial officer and (xv) the risk factors or uncertainties listed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). In addition, important factors, including factors impacting attendance, such as local conditions, natural disasters, contagious diseases, including the novel coronavirus (COVID-19), or the perceived threat of contagious diseases, events, disturbances and terrorist activities; recall of food, toys and other retail products sold at our parks; accidents occurring at our parks or other parks in the industry and adverse publicity concerning our parks or other parks in the industry; availability of commercially reasonable insurance policies at reasonable rates; inability to achieve desired improvements and our aspirational financial performance goals; adverse weather conditions such as excess heat or cold, rain and storms; general financial and credit market conditions; economic conditions (including customer spending patterns); changes in public and consumer tastes; construction delays in capital improvements and ride downtime; competition with other theme parks, waterparks and entertainment alternatives; dependence on a seasonal workforce; unionization activities and labor disputes; laws and regulations affecting labor and employee benefit costs, including increases in state and federally mandated minimum wages, and healthcare reform; environmental laws and regulations; laws and regulations affecting corporate taxation; pending, threatened or future legal proceedings and the significant expenses associated with litigation; cybersecurity risks and other factors could cause actual results to differ materially from the company’s expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will be realized and actual results could vary materially. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q, and its other filings and submissions with the SEC, each of which are available free of charge on the Company’s investor relations website at investors.sixflags.com and on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits

99.1	Press Release of Six Flags Entertainment Corporation, dated April 15, 2020, related to the Notes offering
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Laura W. Doerre
		Name:	Laura W. Doerre
		Title:	Executive Vice President and General Counsel

Date: April 15, 2020